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                                                                    Exhibit 4.1

                           SCHOOL SPECIALTY, INC.             CUSIP 807863 10 5

           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                COMMON STOCK
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


THIS CERTIFIES THAT

is the owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE OF

                            SCHOOL SPECIALTY, INC.

(the Corporation ) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation of the Corporation and all amendments thereto.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Treasurer
Chairman and President

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common


UNIF GIFT MIN ACT --                 Custodian
                    ----------------           ------------------
                     (Cust)                       (Minor)

                        under Uniform Gifts to Minors
                        Act
                            ----------------
                             (State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                       hereby sell, assign and transfer unto
                   -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
      ---------------------

         ------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:


-----------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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
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           AMERICAN BANK NOTE COMPANY                 PRODUCTION COORDINATOR: BELINDA BECK: 215-830-2198
              660 BLAIR MILL ROAD                                  PROOF OF APRIL 13, 1998
               HORSHAM, PA 19044                                   SCHOOL SPECIALITY, INC.
                (215) 657-3480                                           H 56216back
--------------------------------------------------    --------------------------------------------------
       SALES: J. NAPOLITANO: 212-557-9100                    OPERATOR:                         lr
--------------------------------------------------    --------------------------------------------------
       /NET/BANKNOTE/HOME 46 SCHOOL H56216                                  NEW
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